American Century Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated April 1, 2015 ■ Statement of Additional Information dated March 1, 2015

As of March 31, 2015, Jeff Otto is removed from the Accounts Managed table and the Ownership of Securities table on pages 44, 48 and 49.

The following is added to the Accounts Managed table on page 44 of the SAI.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments ‑ subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Jackie Wagner[1]	Number of Accounts	2	0	0
	Assets	$584.4 million[2]	$0	$0
1 Information is provided as of March 25, 2015.

[2]	Includes $192.6 million in New Opportunities and $391.8 million in Small Cap Growth.

The following is added to the Ownership of Securities table on pages 48-49 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
New Opportunities
Jackie Wagner[1]	A
Small Cap Growth
Jackie Wagner[1]	C
Ranges: A - none; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E - $100,001-$500,000; F - $500,001-$1,000,000; G - More than $1,000,000.
1 Information is provided as of March 25, 2015.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
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